UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                               September 23, 2005

                        (Date of earliest event reported)


                               CITY NETWORK, INC.
               (Exact name of registrant as specified in charter)

                                     Nevada
         (State or other Jurisdiction of Incorporation or Organization)

       001-31954                                                 98-0467944
(Commission File Number)                                       (IRS Employer
                                                             Identification No.)

                            2F-1, No. 16 Jian Ba Road
                                  Chung Ho City
                         Taipei County 235, Taiwan, ROC
              (Address of Principal Executive Offices and zip code)

                               011-886-2-8226-5566
              (Registrant's telephone number, including area code)


          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

     On September 23, 2005, City Network, Inc. (the "Registrant") received a letter from its independent registered public accounting firm, Lichter, Yu & Associates (the "Auditor"), advising the Registrant that disclosure should be made to prevent reliance on the previously issued financial statements on Form 10-QSB for the fiscal quarters ended March 31, 2005 (the "March 10-QSB") and June 30, 2005 (the "June 10-QSB", collectively with the March 10-QSB, the "Financial Statements"). As discussed more fully in the following paragraphs,
(i) the errors in the March 10-QSB are non-cash related in nature, pertain only to the notes to the financial information and are not expected to affect the Registrant's previously reported net revenues or cash flows and (ii) the errors in the June 10-QSB are non-cash related and will affect the classification of the Registrant's liabilities in the balance sheet. The Registrant is in the process of determining the nature and amount of the corrections necessary to restate the financial information in the June 10-QSB. The Registrant plans to file the revised and restated Financial Statements as soon as practicable after the necessary corrections have been determined. Consequently, the Registrant and the Auditor determined that the Registrant should take immediate action to prevent future reliance on the Financial Statements pursuant to Item 4.02(b) of Form 8-K.

     The corrections necessary to revise the March 10-QSB pertain primarily to
(i) Note 8, Commitments and (ii) Note 10, Debt, both for the purpose of providing additional disclosure for these two notes.

     The corrections necessary to restate and revise the June 10-QSB are non-cash related and pertain to both the balance sheet and the notes to such financial information. The Registrant has been advised by the Auditor that the accounting and reporting of the Registrant's liabilities do not correctly disclose the Registrant's classification of outstanding obligations and the liabilities must be reclassified. Accordingly, the Registrant must provide a restated balance sheet as well as include additional disclosure in (i) Note 8, Commitments, (ii) Note 10, Debt, (iii) Note 12, Litigation, and (iv) Note 14, Subsequent Events to the June 10-QSB.

     Certain members of the Registrant's audit committee and executive officers have discussed these matters with the Auditor and intend to further address these matters with management.

     The Registrant has provided the Auditor with a copy of this disclosure prior to its filing with the Securities and Exchange Commission and requested that the Auditor furnish it with a letter addressed to the Securities and Exchange Commission stating the respects in which it agrees and does not agree. The Registrant will file a copy of the Auditor's letter required pursuant to
Section 4.02(c) of Form 8-K with the Securities and Exchange Commission promptly following receipt of such letter.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CITY NETWORK, INC.


                                     By: /s/ Tiao-Tsan Lai
                                        ----------------------------------------
                                     Name:  Tiao-Tsan Lai
                                     Title: Chairman and Chief Executive Officer


Dated: September 28, 2005

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